Exhibit 99.1

September 2012 Operator, Acquirer and Developer of Sleep Diagnostic Centers, Ambulatory Surgery Centers, and Surgical Hospitals
2 This presentation may include certain forward looking statements. All statements other than statements of historical fact, included herein, including, without limitation, statements regarding future plans and objectives of Graymark Healthcare or the Corporation, are forward-looking statements that involve various risks, assumptions, estimates, and uncertainties. These statements reflect the current internal projections, expectations or beliefs of Graymark Healthcare and are based on information currently available to the Corporation. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. All of the forward looking statements contained in this presentation are qualified by these cautionary statements and the risk factors described above. Furthermore, all such statements are made as of the date this presentation is given and Graymark Healthcare assumes no obligation to update or revise these statements. An investment in Graymark Healthcare is speculative due to the nature of the Corporation's business. The ability of the Corporation to carry out its growth initiatives as described in this confidential presentation is dependent on Graymark Healthcare obtaining additional capital. There is no assurance that the Corporation will be able to successfully raise the capital required or to complete each of the growth initiatives described. Investors must rely upon the ability, expertise, judgment, discretion, integrity, and good faith of the Management of the Corporation.
3 06/30/2012A 06/30/2011A Services $3.2 $3.1 Product Sales $1.1 $1.3 Net Revenue $4.3 $4.4 Gross Margin $2.5 $2.7 Operating Expenses* $7.5 $3.5 Gain (Loss) from Operations $ (5.3) $ (0.6) Net Income (Loss) attributable to GRMH $ (5.3) $ (0.6) Net Income (Loss) per share $ (0.34) $ (0.07) Non-GAAP Financial Measures EBITDA ($MM) $ (1.6) $ (0.5) Income Statement ($MM) June 30, 2012
4 Actual Q1 2012 Actual Q2 2012 Total Revenue 15,901,007 16,564,412 Total Cost of Sales 3,951,920 4,216,869 Gross Margin 11,949,087 12,347,543 % of Revenue 75.1% 74.5% Total Expense 10,878,430 11,283,134 EBITDA 1,070,657 1,064,409 % of Revenue 6.7% 6.4% Total Other Expense 1,384,459 4,006,068 Operating Income -313,802 -2,941,659 % of Revenue -2.0% -17.8% Taxes 57,052 48,847 Discontinued (Income)/Loss 32,401 47,810 Non-controlling Interest 53,620 447,480 Net Income - New GRMH -456,876 -3,485,796 % of Revenue -2.9% -21.0%
5 Actual Q1 Actual Q2 EBTIDA Including Minority 1,070,657 1,064,410 Adjust Minority EBITDA -338,613 -551,538 Net Consolidated EBITDA 732,044 512,872 Expense Adjustments Stock Compensation Exp 22,190 79,590 Acquisition Expenses 18,580 291,731 Other Non -recurring Exp 19,886 59,083 Total Adjustments 60,656 430,404 Adjusted EBITDS (net Minority) 792,700 943,276 Post EBITDA Adjustment Goodwill Impairment 3,040,000 Adjusted Net Income -396,220 -15,392
6 Cash $ 1.1 Accounts Receivable $ 3.4 Accounts Payable $ 1.4 Inventories $ 0.4 Current portion of Notes $ 18.3 Total Current Assets $ 5.3 Total Current Liabilities $ 22.9 PP&E net $ 3.4 Long Term Debt $ 0.2 Intangibles assets, net $ 1.1 Other Liabilities $ 0.1 Goodwill $10.7 Total Liabilities $ 23.2 Total Equity (Deficit) $ (2.4) Total Assets $ 20.8 Total Liabilities & Equity $ 20.8 Summary Balance Sheet ($MM) June 30, 2012
7 Actual Q1 Actual Q2 Current Assets Cash 4,334,170 4,027,796 Net A/R 11,515,672 11,583,058 Inventory 1,124,048 1,181,513 Total Current Assets 18,790,895 17,835,198 Long Term Assets Net Fixed 7,311,541 6,984,057 Net Intangibles 18,886,477 18,793,499 Goodwill 13,729,571 10,688,571 Note Receivable 47,759 47,759 Total Long Term Assets 40,302,889 36,719,504 Total Assets 59,093,784 54,554,702 Liabilities Actual Q1 Actual Q2 Current Liabilities Trade A/P 6,948,206 6,317,123 Other Current Liab. 5,506,508 4,476,518 Dividends Payable 2,844,576 3,066,970 Current Portion LTD 7,379,092 23,201,796 Total Current Liab 23,261,127 37,439,836 Long Term Debt 25,523,867 8,636,422 Other Long Term Liab 117,282 117,282 Total Liabilities 48,902,276 47,768,019 Equity Capital 48,453,018 48,532,610 Preferred Stock 12,096,768 12,096,768 Distribution (to) from Parent 4,182,809 4,251,632 Dividends -12,847,419 -13,616,555 Non-controlling -8,203,032 -7,501,341 Retained Earnings -33,490,636 -36,976,431 Total Equity 10,191,508 6,786,683 Total Liabilities & Equity 59,093,784 54,554,702